Offerings - Offering: 1	Sep. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 49,497,802.61
Fee Rate	0.01381%
Amount of Registration Fee	$ 6,835.65
Offering Note

(1) Calculated as the aggregate maximum purchase price for shares of common stock, based upon the net asset value per share as of August 31, 2026, of $19.26. This amount is based upon the offer to purchase up to 2,569,979.367 shares of common stock, par value $0.01 per share, of Vista Credit Strategic Lending Corp.

(2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026.